UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2015

QS LEGG MASON

STRATEGIC REAL

RETURN FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide an attractive long-term real return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of QS Legg Mason Strategic Real Return Fund for the six-month reporting period ended March 31, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

April 24, 2015

II	QS Legg Mason Strategic Real Return Fund

Investment commentary

Economic review

The U.S. economy continued to expand, but the pace sharply decelerated during the six months ended March 31, 2015 (the “reporting period”). The U.S. Department of Commerce reported that third quarter 2014 U.S. gross domestic product (“GDP”)i growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from personal consumption expenditures (“PCE”), exports, nonresidential fixed investment and government spending. However, fourth quarter 2014 GDP growth was a modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. After the reporting period ended, the U.S. Department of Commerce reported that its initial estimate for first quarter 2015 GDP growth was 0.2%. Slower growth was attributed to a number of factors, including a deceleration in PCE and downturns in exports, nonresidential fixed investment and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 57.9 in October 2014, the PMI generally decelerated over much of the reporting period and the PMI was 51.5 in March 2015.

The labor market was largely a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. After ticking up to 5.8% in November 2014, unemployment generally declined during the remainder of the reporting period and was 5.5% in March 2015, equaling its lowest level since May 2008.

QS Legg Mason Strategic Real Return Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on April 29, 2015, after the reporting period ended, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors…The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market generated positive results over the six months ended March 31, 2015. Stocks got off to a solid start as they rallied sharply in October and November 2014, given signs that the economy was gaining momentum and corporate profits often exceeded expectations. After treading water in December, the market declined in January 2015. This setback was triggered by several flights to quality due to concerns over global growth and geopolitical issues. The market then rallied sharply in February given strong investor risk appetite, but weakened again in March. All told, for the six months ended March 31, 2015, the S&P 500 Indexv gained 5.93%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns, with the Russell 2000 Indexvi returning 14.46% during the reporting period. Large-cap stocks, as measured by the Russell 1000 Indexvii, returned 6.55% and mid-cap stocks, as measured by the Russell Midcap Indexviii rose 10.13%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 9.43% and 4.77%, respectively, during the six months ended March 31, 2015.

Q. What was the inflationary environment during the reporting period?

A. Inflation was well contained during the reporting period. For the six months ended March 31, 2015, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)xi, was -0.80%. The CPI-U less food and energy was 0.93% over the same time frame. Despite benign inflation, U.S. Treasury Inflation-Protected Securities (“TIPS”)xii generated a positive return for the six months ended March 31, 2015, as the Barclays U.S. TIPS Indexxiii returned 1.40%.

Q. Did Treasury yields trend higher or lower during the six months ended March 31, 2015?

A. Both short- and long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.58%. It was as high as 0.73% on several occasions in December 2014 and again on March 6, 2015, and fell

IV	QS Legg Mason Strategic Real Return Fund

as low as 0.34% on October 15, 2014, before ending the period at 0.56%. The yield on the ten-year Treasury began the period at 2.52%, its peak for the six months ended March 31, 2015. The yield on the ten-year Treasury was as low as 1.68% in late January/early February 2015 and concluded the period at 1.94%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors largely posted positive returns during the reporting period. Performance fluctuated with investor sentiment given uncertainties regarding future Fed monetary policy, concerns over global growth and geopolitical issues. The overall bond market, as measured by the Barclays U.S. Aggregate Indexxiv, gained 3.43% during the six months ended March 31, 2015.

Q. How did the high-yield bond market perform over the six months ended March 31, 2015?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxv, returned 1.50% for the six months ended March 31, 2015. High yield bonds were volatile during the reporting period, and posted positive returns in October 2014, as well as in January and February 2015, while declining in November and December 2014, and March 2015. While the underlying fundamentals in the high-yield market remained generally solid and defaults were well below their long-term average, the asset class was dragged down primarily due to sharply falling oil prices.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xvi returned 0.38% during the six months ended March 31, 2015. While the asset class rose during much of the reporting period, those gains were largely offset by a sharp decline in December 2014. This setback was triggered by a number of factors, including expectations for future Fed rate hikes, concerns over global growth, declining oil prices and weak investor demand.

Performance review

For the six months ended March 31, 2015, Class A shares of QS Legg Mason Strategic Real Return Fund, excluding sales charges, returned -8.86%. The Fund’s unmanaged benchmark, Barclays U.S. TIPS Index, returned 1.40% for the same period. The Lipper Flexible Portfolio Funds Category Average1 returned 1.85% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 551 funds in the Fund’s Lipper category, and excluding sales charges.

QS Legg Mason Strategic Real Return Fund	V

Investment commentary (cont’d)

Performance Snapshot as of March 31, 2015 (unaudited)
(excluding sales charges)	6 months
QS Legg Mason Strategic Real Return Fund:
Class A	-8.86%
Class A2	-8.99%
Class C	-9.25%
Class I	-8.67%
Class IS	-8.70%
Barclays U.S. TIPS Index	1.40%
Composite Indexxvii	-9.99%
Lipper Flexible Portfolio Funds Category Average[1]	1.85%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2015, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.61%, 2.11%, 2.45%, 1.47% and 1.11%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets is not expected to exceed 1.35% for Class A shares, 1.55% for Class A2 shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These expense limitation arrangements take into account the expenses of the underlying funds. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 551 funds in the Fund’s Lipper category, and excluding sales charges.

VI	QS Legg Mason Strategic Real Return Fund

level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

April 24, 2015

RISKS: The Fund is subject to interest rate, credit, income, prepayment and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. Equity securities are subject to price fluctuation and possible loss of principal. The Fund is non-diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of any underlying funds, including ETFs. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use leverage which may increase volatility and possibility of loss. The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, as well as risks associated with small- and mid-cap investments. The model used to manage the Fund’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. There is no assurance that a recommended allocation will prove the ideal allocation in all circumstances. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in commodities, ETFs, exchange-traded notes (“ETNs”) and master limited partnerships (“MLPs”). Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

QS Legg Mason Strategic Real Return Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

viii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

xii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

xiii	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

xiv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xvi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xvii

The Composite Index reflects the blended rate of return of the following underlying indices: 40% Barclays U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index and 10% Citigroup 1-Month U.S. Treasury Bill Index. This Composite Index is hedged to 40% exposure to the U.S. dollar, as defined by the USDX. The Composite Index’s unhedged currency exposure is predominantly U.S. dollar-based. The Fund’s target hedged currency exposure is 40% U.S. dollar, 60% non-U.S. dollar. The Fund may deviate, either up or down, from its target currency allocation due to market conditions. To better align the components of the Composite Index with the Fund’s target currency exposure, a 40% U.S. dollar hedge is applied to the Composite Index by subtracting the returns of the USDX from 40% of the blended rate of return of the Composite Index.

VIII	QS Legg Mason Strategic Real Return Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2015 and September 30, 2014 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2014 and held for the six months ended March 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-8.86%	$1,000.00	$911.40	1.32%	$6.29	Class A	5.00%	$1,000.00	$1,018.35	1.32%	$6.64
Class A2	-8.99	1,000.00	910.10	1.52	7.24	Class A2	5.00	1,000.00	1,017.35	1.52	7.64
Class C	-9.25	1,000.00	907.50	2.07	9.84	Class C	5.00	1,000.00	1,014.61	2.07	10.40
Class I	-8.67	1,000.00	913.30	1.07	5.10	Class I	5.00	1,000.00	1,019.60	1.07	5.39
Class IS	-8.70	1,000.00	913.00	0.97	4.63	Class IS	5.00	1,000.00	1,020.09	0.97	4.89

2	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

[1]	For the six months ended March 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	3

Consolidated schedule of investments (unaudited)

March 31, 2015

QS Legg Mason Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Treasury Inflation Protected Securities — 39.0%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	483,616		$586,157
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	1,348,444		1,598,011
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,294,258		1,514,788
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	1,466,858		2,068,957
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	359,271		458,913
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,094,825		1,607,938
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	140,587		187,695
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	768,499		1,035,853
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	1,387,184		1,402,790
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	528,668		517,971
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	852,491		1,002,010
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	605,498		615,716
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	706,608		724,660
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	1,334,277		1,347,724
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	491,904		516,691
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	2,074,735		2,198,084
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	2,264,042		2,304,369
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	2,900,924		3,090,389
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	1,627,984		1,660,797
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	1,083,950		1,159,996
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	664,107		731,088
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/19	2,992,620		3,048,031
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	864,829		953,474
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	1,013,913		1,099,066
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	4,028,358		4,324,193
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	2,831,256		2,967,289
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	3,614,555		3,644,205
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	2,022,716		2,043,574
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	1,660,746		1,667,882
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	2,812,320		2,883,728
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	1,685,979		1,756,052
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	1,949,112		1,948,350
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	2,940,843		2,961,061
Total U.S. Treasury Inflation Protected Securities (Cost — $54,514,357)					55,627,502
Non-U.S. Treasury Inflation Protected Securities — 0.0%
Canada — 0.0%
Government of Canada, Bonds (Cost — $61,076)	4.250%	12/1/26	42,461	CAD	52,250

See Notes to Consolidated Financial Statements.

4	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

QS Legg Mason Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 15.1%
U.S. Government Obligations — 15.1%
U.S. Treasury Bills	0.000%	6/18/15	10,800,000	$10,799,643
U.S. Treasury Bills	0.000%	9/17/15	10,800,000	10,794,935
Total U.S. Government & Agency Obligations (Cost — $21,594,966)				21,594,578

			Shares
Common Stocks — 20.8%
Consumer Discretionary — 3.3%
Auto Components — 0.3%
Delphi Automotive PLC			2,200	175,428
Johnson Controls Inc.			3,200	161,408
Magna International Inc., Class A Shares			3,200	171,712
Total Auto Components				508,548
Automobiles — 0.6%
Fuji Heavy Industries Ltd.			4,900	162,917	(a)
Mazda Motor Corp.			7,600	154,393	(a)
Mitsubishi Motors Corp.			15,900	143,651	(a)
Peugeot SA			11,300	189,394	*(a)
Tata Motors Ltd., ADR			3,300	148,698
Toyota Motor Corp.			2,000	139,583	(a)
Total Automobiles				938,636
Diversified Consumer Services — 0.0%
New Oriental Education & Technology Group Inc., ADR			2,300	50,991	*
Hotels, Restaurants & Leisure — 0.4%
Brinker International Inc.			1,500	92,340
Jack in the Box Inc.			1,334	127,957
Las Vegas Sands Corp.			1,500	82,560
Sands China Ltd.			24,400	100,951	(a)
Wyndham Worldwide Corp.			2,600	235,222
Total Hotels, Restaurants & Leisure				639,030
Household Durables — 0.1%
Newell Rubbermaid Inc.			2,276	88,924
Leisure Products — 0.3%
Fuji Photo Film Co., Ltd.			5,200	185,209	(a)
Vista Outdoor Inc.			4,300	184,126	*
Total Leisure Products				369,335
Media — 0.6%
DIRECTV			1,900	161,690	*
ITV PLC			53,514	200,670	(a)

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

March 31, 2015

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Media — continued
Sky PLC	14,554	$214,166	(a)
Starz	7,300	251,193	*
Total Media		827,719
Multiline Retail — 0.2%
Macy’s Inc.	1,600	103,856
Next PLC	1,652	172,123	(a)
Total Multiline Retail		275,979
Specialty Retail — 0.5%
AutoNation Inc.	1,539	99,004	*
Gap Inc.	2,800	121,324
Home Depot Inc.	2,400	272,664
Lowe’s Cos. Inc.	2,500	185,975
Total Specialty Retail		678,967
Textiles, Apparel & Luxury Goods — 0.3%
Pandora A/S	4,091	372,961	(a)
Total Consumer Discretionary		4,751,090
Consumer Staples — 1.4%
Beverages — 0.4%
Britvic PLC	15,654	169,590	(a)
Coca-Cola Enterprises Inc.	1,700	75,140
Dr. Pepper Snapple Group Inc.	2,800	219,744
Heineken NV	2,000	152,720	(a)
Total Beverages		617,194
Food & Staples Retailing — 0.2%
Alimentation Couche-Tard Inc., Class B Shares	2,700	107,591
Kroger Co.	2,112	161,906
Total Food & Staples Retailing		269,497
Food Products — 0.3%
Archer-Daniels-Midland Co.	5,000	237,000
Bunge Ltd.	1,700	140,012
Total Food Products		377,012
Household Products — 0.3%
Clorox Co.	1,700	187,663
Reckitt Benckiser Group PLC	2,658	227,802	(a)
Total Household Products		415,465
Personal Products — 0.2%
Kao Corp.	5,400	269,608	(a)
Total Consumer Staples		1,948,776

See Notes to Consolidated Financial Statements.

6	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Energy — 2.2%
Energy Equipment & Services — 0.6%
Cameron International Corp.	3,579	$161,484	*
China Oilfield Services Ltd.	54,000	89,491	(a)
Dril-Quip Inc.	1,750	119,683	*
Helmerich & Payne Inc.	700	47,649
Schlumberger Ltd.	1,500	125,160
Superior Energy Services Inc.	9,900	221,166
Total Energy Equipment & Services		764,633
Oil, Gas & Consumable Fuels — 1.6%
ConocoPhillips	1,500	93,390
Dragon Oil PLC	10,943	94,468	(a)
Encana Corp.	13,800	154,066
EOG Resources Inc.	1,050	96,274
Exxon Mobil Corp.	5,207	442,595
Marathon Petroleum Corp.	1,200	122,868
Occidental Petroleum Corp.	931	67,963
Phillips 66	2,990	235,014
Polish Oil & Gas Co.	97,360	141,243	(a)
Tesoro Corp.	2,600	237,354
Ultra Petroleum Corp.	6,000	93,780	*
Valero Energy Corp.	6,580	418,620
Woodside Petroleum Ltd.	4,725	123,609	(a)
Total Oil, Gas & Consumable Fuels		2,321,244
Total Energy		3,085,877
Financials — 4.4%
Banks — 1.2%
Bank of America Corp.	14,600	224,694
Credit Agricole SA	14,477	212,843	(a)
DBS Group Holdings Ltd.	7,000	103,583	(a)
JPMorgan Chase & Co.	6,463	391,529
KeyCorp	4,950	70,092
Mizuho Financial Group Inc.	79,500	139,836	(a)
National Bank of Canada	5,600	204,448
Resona Holdings Inc.	20,400	101,415	(a)
Sumitomo Mitsui Financial Group Inc.	5,000	191,596	(a)
Wells Fargo & Co.	2,800	152,320
Total Banks		1,792,356

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)

March 31, 2015

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Capital Markets — 0.2%
3i Group PLC	13,761	$98,420	(a)
GAM Holding AG	3,321	68,862	(a)
Macquarie Group Ltd.	2,754	160,018	(a)
Total Capital Markets		327,300
Consumer Finance — 0.1%
Corrections Corp. of America	3,200	128,832
Diversified Financial Services — 0.1%
Voya Financial Inc.	3,600	155,196
Insurance — 2.3%
Ageas	2,609	93,673	(a)
Allianz AG, Registered Shares	2,011	349,435	(a)
Allstate Corp.	3,245	230,947
American Financial Group Inc.	3,397	217,918
AXA SA	7,713	194,496	(a)
Axis Capital Holdings Ltd.	1,400	72,212
Dai-ichi Life Insurance Co., Ltd.	10,400	151,093	(a)
Everest Re Group Ltd.	1,000	174,000
Hannover Rueck SE	3,000	310,310	(a)
Hanover Insurance Group Inc.	1,800	130,644
Hiscox Ltd.	8,496	107,158	(a)
Legal & General Group PLC	21,616	89,226	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	953	205,660	(a)
PartnerRe Ltd.	600	68,598
Prudential PLC	9,225	228,413	(a)
SCOR SE	1,915	64,681	(a)
St. James’s Place PLC	6,138	84,931	(a)
Swiss Life Holding	767	189,725	(a)
Swiss Re AG	1,710	165,518	(a)
Travelers Cos. Inc.	900	97,317
Total Insurance		3,225,955
Real Estate Investment Trusts (REITs) — 0.1%
GPT Group	30,842	107,137	(a)
Real Estate Management & Development — 0.4%
China Overseas Land & Investment Ltd.	50,000	160,764	(a)
China Resources Land Ltd.	30,000	84,748	(a)
Country Garden Holdings Co., Ltd.	224,000	90,493	(a)
Daito Trust Construction Co., Ltd.	1,300	145,426	(a)
Shimao Property Holdings Ltd.	55,000	115,723	(a)
Total Real Estate Management & Development		597,154
Total Financials		6,333,930

See Notes to Consolidated Financial Statements.

8	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Health Care — 2.0%
Biotechnology — 0.3%
Grifols SA	2,881	$123,705	(a)
United Therapeutics Corp.	2,000	344,870	*
Total Biotechnology		468,575
Health Care Equipment & Supplies — 0.2%
Edwards Lifesciences Corp.	917	130,636	*
Teleflex Inc.	1,284	155,146
Total Health Care Equipment & Supplies		285,782
Health Care Providers & Services — 0.5%
Aetna Inc.	1,530	162,991
Anthem Inc.	1,789	276,239
Cardinal Health Inc.	2,600	234,702
Total Health Care Providers & Services		673,932
Pharmaceuticals — 1.0%
AbbVie Inc.	4,846	283,685
Johnson & Johnson	1,700	171,020
Mylan NV	2,762	163,924	*
Novo Nordisk A/S, Class B Shares	8,500	454,806	(a)
Shire PLC	1,266	100,673	(a)
Teva Pharmaceutical Industries Ltd., ADR	4,100	255,430
Total Pharmaceuticals		1,429,538
Total Health Care		2,857,827
Industrials — 2.0%
Aerospace & Defense — 0.7%
Boeing Co.	2,500	375,200
Lockheed Martin Corp.	1,770	359,239
Northrop Grumman Corp.	1,800	289,728
Total Aerospace & Defense		1,024,167
Airlines — 0.1%
Copa Holdings SA, Class A Shares	800	80,776
easyJet PLC	2,971	82,908	(a)
Total Airlines		163,684
Building Products — 0.1%
Lennox International Inc.	1,400	156,366
Electrical Equipment — 0.1%
Mitsubishi Electric Corp.	6,000	71,411	(a)
Industrial Conglomerates — 0.4%
DCC PLC	4,771	284,648	(a)
United Technologies Corp.	2,004	234,869
Total Industrial Conglomerates		519,517

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	9

Consolidated schedule of investments (unaudited) (cont’d)

March 31, 2015

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Machinery — 0.1%
Toro Co.	2,197	$154,054
Professional Services — 0.1%
Manpower Inc.	2,000	172,300
Road & Rail — 0.4%
Central Japan Railway Co.	2,089	378,267	(a)
West Japan Railway Co.	3,200	168,026	(a)
Total Road & Rail		546,293
Total Industrials		2,807,792
Information Technology — 3.0%
Communications Equipment — 0.5%
Brocade Communications Systems Inc.	27,400	325,101
Cisco Systems Inc.	13,950	383,974
Total Communications Equipment		709,075
Electronic Equipment, Instruments & Components — 0.1%
Zebra Technologies Corp., Class A Shares	1,200	108,858	*
Internet Software & Services — 0.2%
United Internet AG	3,524	160,674	(a)
VeriSign Inc.	1,900	127,243	*
Total Internet Software & Services		287,917
IT Services — 0.4%
Cielo SA	7,400	105,938
Computer Sciences Corp.	2,550	166,464
Leidos Holdings Inc.	3,400	142,664
NeuStar Inc.	3,400	83,708	*
Total IT Services		498,774
Semiconductors & Semiconductor Equipment — 0.4%
Marvell Technology Group Ltd.	6,600	97,020
Micron Technology Inc.	5,000	135,650	*
NVIDIA Corp.	7,000	146,475
Texas Instruments Inc.	4,000	228,740
Total Semiconductors & Semiconductor Equipment		607,885
Software — 0.5%
Activision Blizzard Inc.	3,400	77,265
Amdocs Ltd.	2,300	125,120
Aspen Technology Inc.	3,600	138,564	*
Electronic Arts Inc.	2,600	152,919	*
Microsoft Corp.	5,195	211,203
Total Software		705,071

See Notes to Consolidated Financial Statements.

10	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Technology Hardware, Storage & Peripherals — 0.9%
Apple Inc.	7,000	$871,010
Samsung Electronics Co., Ltd.	266	344,816	(a)
Seiko Epson Corp.	5,600	99,456	(a)
Total Technology Hardware, Storage & Peripherals		1,315,282
Total Information Technology		4,232,862
Materials — 1.4%
Chemicals — 0.8%
Dow Chemical Co.	3,300	158,334
EMS-Chemie Holding AG	342	139,118	(a)
LyondellBasell Industries NV, Class A Shares	2,200	193,160
Mosaic Co.	3,300	151,998
Potash Corp. of Saskatchewan Inc.	4,700	151,515
PPG Industries Inc.	1,167	263,205
Total Chemicals		1,057,330
Construction Materials — 0.2%
Boral Ltd.	34,000	165,259	(a)
Taiwan Cement Corp.	52,000	73,231	(a)
Total Construction Materials		238,490
Containers & Packaging — 0.3%
Avery Dennison Corp.	2,700	142,857
Ball Corp.	2,200	155,408
Packaging Corp. of America	2,400	187,656
Total Containers & Packaging		485,921
Paper & Forest Products — 0.1%
Stora Enso Oyj, Class R Shares	16,000	164,844	(a)
Total Materials		1,946,585
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.4%
BT Group PLC	37,119	240,488	(a)
Hellenic Telecommunications Organization SA	4,280	37,942	*(a)
Nippon Telegraph & Telephone Corp.	2,868	176,730	(a)
PT Telekomunikasi Indonesia Persero Tbk	517,500	114,253	(a)
Total Diversified Telecommunication Services		569,413
Wireless Telecommunication Services — 0.1%
KDDI Corp.	6,600	149,531	(a)
Sistema JSFC, Registered Shares, GDR	6,700	49,563	(a)
Total Wireless Telecommunication Services		199,094
Total Telecommunication Services		768,507

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	11

Consolidated schedule of investments (unaudited) (cont’d)

March 31, 2015

QS Legg Mason Strategic Real Return Fund

Security		Shares	Value
Utilities — 0.6%
Electric Utilities — 0.3%
Edison International		1,947	$121,629
Huaneng Power International Inc., Class H Shares		142,000	167,026	(a)
Red Electrica Corporacion SA		1,021	82,841	(a)
Total Electric Utilities			371,496
Gas Utilities — 0.1%
Gas Natural SDG SA		7,303	163,948	(a)
Multi-Utilities — 0.1%
Wisconsin Energy Corp.		3,800	188,100
Water Utilities — 0.1%
Guangdong Investment Ltd.		160,000	210,275	(a)
Total Utilities			933,819
Total Common Stocks (Cost — $23,009,632)			29,667,065
Investments in Underlying Funds — 20.0%
SPDR S&P 500 ETF Trust		67,943	14,025,473
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares		172,540	14,505,438
Total Investments in Underlying Funds (Cost — $22,841,526)			28,530,911
Preferred Stocks — 0.3%
Consumer Staples — 0.1%
Household Products — 0.1%
Henkel AG & Co. KGaA		1,603	188,800	(a)
Financials — 0.1%
Banks — 0.1%
Itau Unibanco Holding SA		9,020	99,793
Utilities — 0.1%
Independent Power and Renewable Electricity Producers — 0.1%
Cia Energetica de Sao Paulo		9,200	68,203
Total Preferred Stocks (Cost — $432,861)			356,796
Total Investments before Short-Term Investments (Cost — $122,454,418)			135,829,102

	Rate
Short-Term Investments — 1.2%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $1,729,461)	0.097%	1,729,461	1,729,461
Total Investments — 96.4% (Cost — $124,183,879#)			137,558,563
Other Assets in Excess of Liabilities — 3.6%			5,075,784
Total Net Assets — 100.0%			$142,634,347

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

See Notes to Consolidated Financial Statements.

12	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

QS Legg Mason Strategic Real Return Fund

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CAD	— Canadian Dollar
GDR	— Global Depositary Receipts
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	13

Consolidated statement of assets and liabilities (unaudited)

March 31, 2015

Assets:
Investments, at value (Cost — $124,183,879)	$137,558,563
Foreign currency, at value (Cost — $135,560)	134,895
Cash	1,679,447
Deposits with brokers for open futures contracts	3,102,883
Unrealized appreciation on forward foreign currency contracts	729,695
Dividends and interest receivable	278,656
Receivable for Fund shares sold	402
Prepaid expenses	51,946
Total Assets	143,536,487

Liabilities:
Payable to broker — variation margin on open futures contracts	480,308
Unrealized depreciation on forward foreign currency contracts	126,353
Payable for Fund shares repurchased	86,969
Investment management fee payable	84,147
Trustees’ fees payable	1,833
Service and/or distribution fees payable	1,406
Accrued expenses	121,124
Total Liabilities	902,140
Total Net Assets	$142,634,347

Net Assets:
Par value (Note 7)	$115
Paid-in capital in excess of par value	149,074,798
Overdistributed net investment income	(862,463)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(19,002,861)
Net unrealized appreciation on investments, futures contracts and foreign currencies	13,424,758
Total Net Assets	$142,634,347

See Notes to Consolidated Financial Statements.

14	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

Shares Outstanding:
Class A	188,546
Class A2	120,785
Class C	47,983
Class I	66,798
Class IS	11,063,583

Net Asset Value:
Class A (and redemption price)	$12.38
Class A2 (and redemption price)	$12.28
Class C*	$12.19
Class I (and redemption price)	$12.59
Class IS (and redemption price)	$12.42
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.14
Class A2 (based on maximum initial sales charge of 5.75%)	$13.03

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	15

Consolidated statement of operations (unaudited)

For the Six Months Ended March 31, 2015

Investment Income:
Dividends	$747,934
Return of capital (Note 1(m))	(280,831)
Net dividends and distributions	467,103
Less: Foreign taxes withheld	(9,933)
Interest	(956,980)
Total Investment Loss	(499,810)

Expenses:
Investment management fee (Note 2)	543,838
Registration fees	40,671
Legal fees	39,966
Custody fees	36,450
Audit and tax fees	33,777
Commodity pool reports	16,153
Shareholder reports	15,758
Fund accounting fees	14,677
Transfer agent fees (Note 5)	14,370
Service and/or distribution fees (Notes 2 and 5)	10,329
Trustees’ fees	6,315
Insurance	1,765
Fees recaptured by investment manager (Note 2)	301
Miscellaneous expenses	2,780
Total Expenses	777,150
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(57,334)
Net Expenses	719,816
Net Investment Loss	(1,219,626)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	4,874,547
REIT distributions	27,232
Futures contracts	(11,933,562)
Written options	180,420
Foreign currency transactions	(9,297,694)
Net Realized Loss	(16,149,057)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,906,894
Futures contracts	529,284
Foreign currencies	1,609,107
Change in Net Unrealized Appreciation (Depreciation)	4,045,285
Net Loss on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	(12,103,772)
Decrease in Net Assets from Operations	$(13,323,398)

See Notes to Consolidated Financial Statements.

16	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

Consolidated statements of changes in net assets

For the Six Months Ended March 31, 2015 (unaudited), the Period Ended September 30, 2014 and the Year Ended November 30, 2013	2015	2014†	2013

Operations:
Net investment income (loss)	$(1,219,626)	$848,796	$974,291
Net realized gain (loss)	(16,149,057)	264,861	2,236,875
Change in net unrealized appreciation (depreciation)	4,045,285	(683,057)	245,114
Increase (Decrease) in Net Assets from Operations	(13,323,398)	430,600	3,456,280

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(500,003)	—	(2,500,010)
Net realized gains	(2,104,826)	(3,971,806)	(581,310)
Decrease in Net Assets from Distributions to Shareholders	(2,604,829)	(3,971,806)	(3,081,320)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	16,646,687	15,666,132	24,674,406
Reinvestment of distributions	2,604,619	3,970,336	3,078,820
Cost of shares repurchased	(5,250,381)	(14,276,139)	(19,223,259)
Increase in Net Assets from Fund Share Transactions	14,000,925	5,360,329	8,529,967
Increase (Decrease) in Net Assets	(1,927,302)	1,819,123	8,904,927

Net Assets:
Beginning of period	144,561,649	142,742,526	133,837,599
End of period*	$142,634,347	$144,561,649	$142,742,526
*Includes(overdistributed) undistributed net investment income of:	$(862,463)	$857,166	$(411,076)

†	For the period December 1, 2013 through September 30, 2014.

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	17

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2015[2]	2014[3]	2013[4]	2012[4]	2011[4]	2010[5]

Net asset value, beginning of period	$13.78	$14.20	$14.16	$13.27	$12.73	$12.00

Income (loss) from operations:
Net investment income (loss)	(0.12)	0.04	0.06	0.10	0.18	0.06
Net realized and unrealized gain (loss)	(1.09)	(0.06)	0.26	0.87	0.87	0.67
Total income (loss) from operations	(1.21)	(0.02)	0.32	0.97	1.05	0.73

Less distributions from:
Net investment income	—	—	(0.22)	(0.07)	(0.51)	—
Net realized gains	(0.19)	(0.40)	(0.06)	(0.01)	—	—
Total distributions	(0.19)	(0.40)	(0.28)	(0.08)	(0.51)	—

Net asset value, end of period	$12.38	$13.78	$14.20	$14.16	$13.27	$12.73
Total return[6]	(8.86)%	(0.15)%	2.27%	7.39%	8.42%	6.08%

Net assets, end of period (000s)	$2,334	$3,697	$5,156	$7,573	$7,201	$17,464

Ratios to average net assets:
Gross expenses[7]	1.60%[8,9]	1.58%[8]	1.52%	1.51%	2.46%	4.81%[8]
Net expenses[7,10,11,12]	1.32 [8,9]	1.32 [8]	1.32	1.31	1.31	1.26 [8]
Net investment income (loss)	(1.86) [8]	0.32 [8]	0.41	0.75	1.33	0.63 [8]

Portfolio turnover rate	42%	25%	55%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2015 (unaudited).

[3]	For the period December 1, 2013 through September 30, 2014.

[4]	For the year ended November 30.

[5]	For the period February 26, 2010 (inception date) to November 30, 2010.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

18	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2015[2]	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$13.69	$14.13	$14.16	$14.01

Income (loss) from operations:
Net investment income (loss)	(0.14)	0.02	0.03	0.01
Net realized and unrealized gain (loss)	(1.08)	(0.06)	0.27	0.14
Total income (loss) from operations	(1.22)	(0.04)	0.30	0.15

Less distributions from:
Net investment income	—	—	(0.27)	—
Net realized gains	(0.19)	(0.40)	(0.06)	—
Total distributions	(0.19)	(0.40)	(0.33)	—

Net asset value, end of period	$12.28	$13.69	$14.13	$14.16
Total return[6]	(8.99)%	(0.30)%	2.17%	1.07%

Net assets, end of period (000s)	$1,483	$1,844	$1,672	$154

Ratios to average net assets:
Gross expenses[7]	1.71%[8]	2.08%[8]	1.83%[9]	1.74%[8]
Net expenses[7,10,11,12]	1.52 [8]	1.52 [8]	1.49 [9]	1.51 [8]
Net investment income (loss)	(2.15) [8]	0.17 [8]	0.24	1.20 [8]

Portfolio turnover rate	42%	25%	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2015 (unaudited).

[3]	For the period December 1, 2013 through September 30, 2014.

[4]	For the year ended November 30.

[5]	For the period October 31, 2012 (inception date) to November 30, 2012.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A2 shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	19

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2015[2]	2014[3]	2013[4]	2012[4]	2011[4]	2010[5]

Net asset value, beginning of period	$13.63	$14.13	$14.07	$13.22	$12.66	$12.00

Income (loss) from operations:
Net investment income (loss)	(0.17)	(0.05)	(0.05)	(0.00) [6]	0.08	(0.02)
Net realized and unrealized gain (loss)	(1.08)	(0.05)	0.26	0.86	0.89	0.68
Total income (loss) from operations	(1.25)	(0.10)	0.21	0.86	0.97	0.66

Less distributions from:
Net investment income	—	—	(0.09)	(0.00) [6]	(0.41)	—
Net realized gains	(0.19)	(0.40)	(0.06)	(0.01)	—	—
Total distributions	(0.19)	(0.40)	(0.15)	(0.01)	(0.41)	—

Net asset value, end of period	$12.19	$13.63	$14.13	$14.07	$13.22	$12.66
Total return[7]	(9.25)%	(0.74)%	1.49%	6.52%	7.79%	5.50%

Net assets, end of period (000s)	$585	$1,035	$1,260	$1,808	$2,061	$1,013

Ratios to average net assets:
Gross expenses[8]	2.47%[9,10]	2.42%[9]	2.43%	2.45%	3.41%	5.44%[9]
Net expenses[8,11,12,13]	2.07 [9,10]	2.07 [9]	2.07	2.06	2.06	2.01 [9]
Net investment income (loss)	(2.63) [9]	(0.42) [9]	(0.33)	(0.02)	0.57	(0.22) [9]

Portfolio turnover rate	42%	25%	55%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2015 (unaudited).

[3]	For the period December 1, 2013 through September 30, 2014.

[4]	For the year ended November 30.

[5]	For the period February 26, 2010 (inception date) to November 30, 2010.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Does not include expenses of the Underlying Funds in which the Fund invests.

[9]	Annualized.

[10]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[12]	Reflects fee waivers and/or expense reimbursements.

[13]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

20	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2015[2]	2014[3]		2013[4]	2012[4]	2011[4]	2010[5]

Net asset value, beginning of period	$14.02	$14.42		$14.19	$13.30	$12.75	$12.00

Income (loss) from operations:
Net investment income (loss)	(0.11)	0.07		0.10	(0.04)	0.07	0.05
Net realized and unrealized gain (loss)	(1.09)	(0.07)		0.26	1.05	1.03	0.70
Total income (loss) from operations	(1.20)	(0.00)	[6]	0.36	1.01	1.10	0.75

Less distributions from:
Net investment income	(0.04)	—		(0.07)	(0.11)	(0.55)	—
Net realized gains	(0.19)	(0.40)		(0.06)	(0.01)	—	—
Total distributions	(0.23)	(0.40)		(0.13)	(0.12)	(0.55)	—

Net asset value, end of period	$12.59	$14.02		$14.42	$14.19	$13.30	$12.75
Total return[7]	(8.67)%	(0.01)%		2.59%	7.64%	8.76%	6.25%

Net assets, end of period (000s)	$841	$955		$890	$613	$122,282	$823

Ratios to average net assets:
Gross expenses[8]	1.40%[9,10]	1.44%[9]		1.26%[10]	1.22%	1.61%	4.67%[9]
Net expenses[8,11,12,13]	1.07 [9,10]	1.07	[9]	1.07 [10]	1.06	1.06	1.01 [9]
Net investment income (loss)	(1.73) [9]	0.61	[9]	0.69	(0.32)	0.61	0.50 [9]

Portfolio turnover rate	42%	25%		55%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2015 (unaudited).

[3]	For the period December 1, 2013 through September 30, 2014.

[4]	For the year ended November 30.

[5]	For the period February 26, 2010 (inception date) to November 30, 2010.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Does not include expenses of the Underlying Funds in which the Fund invests.

[9]	Annualized.

[10]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[12]	Reflects fee waivers and/or expense reimbursements.

[13]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	21

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2015[2]	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$13.85	$14.22	$14.19	$12.99

Income (loss) from operations:
Net investment income (loss)	(0.11)	0.08	0.10	0.15
Net realized and unrealized gain (loss)	(1.08)	(0.05)	0.26	1.17
Total income (loss) from operations	(1.19)	0.03	0.36	1.32

Less distributions from:
Net investment income	(0.05)	—	(0.27)	(0.12)
Net realized gains	(0.19)	(0.40)	(0.06)	(0.00)	[6]
Total distributions	(0.24)	(0.40)	(0.33)	(0.12)

Net asset value, end of period	$12.42	$13.85	$14.22	$14.19
Total return[7]	(8.70)%	0.21%	2.60%	10.25%

Net assets, end of period (000s)	$137,391	$137,031	$133,765	$123,690

Ratios to average net assets:
Gross expenses[8]	1.04%[9]	1.08%[9]	1.09%	1.06%[9]
Net expenses[8,10,11,12]	0.97 [9]	0.97 [9]	0.97	0.96	[9]
Net investment income (loss)	(1.67) [9]	0.70 [9]	0.74	1.16	[9]

Portfolio turnover rate	42%	25%	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2015 (unaudited).

[3]	For the period December 1, 2013 through September 30, 2014.

[4]	For the year ended November 30.

[5]	For the period December 15, 2011 (inception date) to November 30, 2012.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Does not include expenses of the Underlying Funds in which the Fund invests.

[9]	Annualized.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.00%. In addition, total annual operating expenses for Class IS shares did not exceed total annual operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

22	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

QS Legg Mason Strategic Real Return Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investment in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited) (cont’d)

or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

24	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$55,627,502	—	$55,627,502
Non-U.S. Treasury inflation protected securities	—	52,250	—	52,250
U.S. government & agency obligations	—	21,594,578	—	21,594,578
Common stocks:
Consumer discretionary	$2,715,072	2,036,018	—	4,751,090
Consumer staples	1,129,056	819,720	—	1,948,776
Energy	2,637,066	448,811	—	3,085,877
Financials	2,318,747	4,015,183	—	6,333,930
Health care	2,178,643	679,184	—	2,857,827
Industrials	1,822,532	985,260	—	2,807,792
Information technology	3,627,916	604,946	—	4,232,862
Materials	1,404,133	542,452	—	1,946,585
Telecommunication services	—	768,507	—	768,507
Utilities	309,729	624,090	—	933,819
Investments in underlying funds	28,530,911	—	—	28,530,911
Preferred stocks:
Consumer staples	—	188,800	—	188,800
Financials	99,793	—	—	99,793
Utilities	68,203	—	—	68,203
Total long-term investments	$46,841,801	$88,987,301	—	$135,829,102
Short-term investments†	1,729,461	—	—	1,729,461
Total investments	$48,571,262	$88,987,301	—	$137,558,563

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$303,433	—	—	$303,433
Forward foreign currency contracts	—	$729,695	—	729,695
Total other financial instruments	$303,433	$729,695	—	$1,033,128
Total	$48,874,695	$89,716,996	—	$138,591,691

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$853,743	—	—	$853,743
Forward foreign currency contracts	—	$126,353	—	126,353
Total	$853,743	$126,353	—	$980,096

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended March 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2015, securities valued at $11,712,971 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

26	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. The Fund writes options to attempt to increase the Fund’s return, as a substitute for investing directly in a security or to attempt to hedge the Fund’s investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

28	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of March 31, 2015, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $126,353. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

30	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”) is the Fund’s investment adviser. QS Batterymarch Financial Management, Inc. (“QS Batterymarch”), ClearBridge Investments, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, QS LMGAA, QS Batterymarch, ClearBridge, Western Asset, Western Asset Limited and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). ClearBridge did not manage any portion of the Fund’s assets during the reporting period.

Under the management agreement, the Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to QS LMGAA the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short term instruments, which is allocated to

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)

Western Asset. QS LMGAA is responsible for monitoring and coordinating the overall management of the Fund, including rebalancing the Fund’s target asset allocations among itself and the subadvisers. QS LMGAA also provides management for a portion of the Fund’s assets.

LMPFA pays QS LMGAA for its services to the Fund an advisory fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. The Subsidiary has agreed to reimburse the Fund for the fees paid thereby for the services provided by QS LMGAA to the Subsidiary. LMPFA pays QS Batterymarch for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.45% of the average daily net assets managed by QS Batterymarch. LMPFA pays ClearBridge for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets managed by ClearBridge. LMPFA pays Western Asset for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset. Western Asset pays Western Asset Limited for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset Limited. Western Asset pays Western Japan for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Japan.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses did not exceed 1.35%, 1.55%, 2.10%, 1.10% and 1.00% for Class A, Class A2, Class C, Class I and Class IS shares, respectively. In addition, the total annual operating expenses for Class IS shares did not exceed those of Class I shares. Acquired fund fees and expenses are subject to the expense limitation arrangements, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each acquired fund as of the date of the Fund’s most recent prospectus) of each acquired fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the acquired funds. These arrangements are expected to continue until December 31, 2016, may be terminated prior to that date by agreement of the investment manager and the Board of Trustees, and may be terminated at any time after that date by the investment manager. The arrangements, however, may be modified by the investment manager to decrease total annual operating expenses at any time.

During the six months ended March 31, 2015, fees waived and/or expenses reimbursed amounted to $57,334.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were

32	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at March 31, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class I	Class IS
Expires September 30, 2015	$15,561	—	$7,050	$10,552	$118,855
Expires September 30, 2016	13,990	$3,934	5,428	1,497	155,116
Expires September 30, 2017	9,563	8,576	3,462	2,799	125,431
Expires September 30, 2018	4,247	1,584	1,753	1,473	48,277
Total fee waivers/expense reimbursements subject to recapture	$43,361	$14,094	$17,693	$16,321	$447,679

For the six months ended March 31, 2015, LMPFA recaptured $209, $79 and $13 for Class A, Class C and Class I shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2015, LMIS and its affiliates retained sales charges of $64 and $419 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, there were no CDSCs paid to LMIS and its affiliates for the six months ended March 31, 2015.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

During the reporting period, all officers and two Trustees of the Trust were employees of Legg Mason or its affiliates and did not receive compensation from the Trust.

As of March 31, 2015, Legg Mason and its affiliates owned 95% of the Fund.

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	33

Notes to consolidated financial statements (unaudited) (cont’d)

3. Investments

During the six months ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$20,365,464	$27,731,666
Sales	26,405,364	29,273,387

At March 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,748,175
Gross unrealized depreciation	(1,373,491)
Net unrealized appreciation	$13,374,684

During the six months ended March 31, 2015, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of September 30, 2014	—	—
Options written	1,432	450,323
Options closed	(1,259)	(428,088)
Options exercised	(56)	(11,818)
Options expired	(117)	(10,417)
Written options, outstanding as of March 31, 2015	—	—

At March 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	233	12/17	$56,852,282	$57,128,687	$276,405
S&P GSCI	262	4/15	26,496,298	25,996,950	(499,348)
U.S. Treasury 10-Year Notes	25	6/15	3,195,628	3,222,656	27,028
					$(195,915)
Contracts to Sell:
90-Day Eurodollar	123	3/16	30,423,875	30,491,700	(67,825)
90-Day Eurodollar	233	12/18	56,655,718	56,942,288	(286,570)
					$(354,395)
Net unrealized depreciation on open futures contracts					$(550,310)

34	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

At March 31, 2015 , the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	3,830,000	USD	2,907,889	Bank of New York	4/13/15	$7,310
CAD	8,905,000	USD	7,005,853	Bank of New York	4/13/15	24,186
CHF	1,498,000	USD	1,490,844	Bank of New York	4/13/15	51,249
EUR	22,778,000	USD	24,133,063	Bank of New York	4/13/15	362,542
GBP	3,550,000	USD	5,319,725	Bank of New York	4/13/15	(54,040)
JPY	715,700,000	USD	5,901,999	Bank of New York	4/13/15	66,321
MXN	44,530,000	USD	2,854,387	Bank of New York	4/13/15	63,566
NOK	22,850,000	USD	2,792,388	Bank of New York	4/13/15	43,591
NZD	4,100,000	USD	2,956,879	Bank of New York	4/13/15	104,999
SEK	15,590,000	USD	1,812,483	Bank of New York	4/13/15	(1,984)
JPY	60,430,000	USD	518,490	Bank of America, N.A.	4/16/15	(14,535)
JPY	72,600,000	USD	622,877	Citibank, N.A.	4/16/15	(17,431)
CAD	1,460,000	USD	1,172,067	Bank of America, N.A.	5/13/15	(19,958)
JPY	103,016,777	USD	877,822	Bank of America, N.A.	5/13/15	(18,405)
USD	55,726	CAD	70,000	Bank of America, N.A.	5/13/15	488
USD	250,814	JPY	29,412,158	Credit Suisse	5/13/15	5,443
Total						$603,342

Abbreviations used in this table:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at March 31, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$303,433	—	$303,433
Forward foreign currency contracts	—	$729,695	729,695
Total	$303,433	$729,695	$1,033,128

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	35

Notes to consolidated financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Futures contracts[2]	$354,395	—	$499,348	$853,743
Forward foreign currency contracts	—	$126,353	—	126,353
Total	$354,395	$126,353	$499,348	$980,096

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended March 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Purchased options[1]	$(39,821)	—	—	$(39,821)
Written options	180,420	—	—	180,420
Futures contracts	(187,079)	—	$(11,746,483)	(11,933,562)
Forward foreign currency contracts[2]	—	$(9,333,873)	—	(9,333,873)
Total	$(46,480)	$(9,333,873)	$(11,746,483)	$(21,126,836)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Futures contracts	$(44,493)	—	$573,777	$529,284
Forward foreign currency contracts[1]	—	$1,601,668	—	1,601,668
Total	$(44,493)	$1,601,668	$573,777	$2,130,952

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

36	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

During the six months ended March 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$11,745
Written options†	15,165
Futures contracts (to buy)	63,248,996
Futures contracts (to sell)	43,466,676
Forward foreign currency contracts (to buy)	61,796,174
Forward foreign currency contracts (to sell)	3,005,740

†	At March 31, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at March 31, 2015:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$729,695	—	$729,695

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at March 31, 2015:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$480,308	$(480,308)	—
Forward foreign currency contracts	126,353	—	$126,353
Total	$606,661	$(480,308)	$126,353

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under that plan, the Fund pays distribution and/or services fees with respect to its Class A, Class A2 and Class C shares calculated at an annual rate of up to 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	37

Notes to consolidated financial statements (unaudited) (cont’d)

For the six months ended March 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$3,855	$4,603
Class A2	2,114	3,575
Class C	4,360	1,847
Class I	—	1,620
Class IS	—	2,725
Total	$10,329	$14,370

For the six months ended March 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4,247
Class A2	1,584
Class C	1,753
Class I	1,473
Class IS	48,277
Total	$57,334

6. Distributions to shareholders by class

	Six Months Ended March 31, 2015	Period Ended September 30, 2014†	Year Ended November 30, 2013
Net Investment Income:
Class A	—	—	$115,740
Class A2	—	—	6,379
Class C	—	—	10,219
Class I	$2,522	—	3,179
Class IS	497,481	—	2,364,493
Total	$500,003	—	$2,500,010

Net Realized Gains:
Class A	$47,011	$142,570	$32,861
Class A2	25,202	47,030	964
Class C	13,258	35,151	7,359
Class I	12,820	24,524	2,671
Class IS	2,006,535	3,722,531	537,455
Total	$2,104,826	$3,971,806	$581,310

†	For the period December 1, 2013 through September 30, 2014.

7. Shares of beneficial interest

At March 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same

38	QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report

rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2015		Period Ended September 30, 2014†		Year Ended November 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	1,193	$15,487	22,883	$331,591	64,258	$918,542
Shares issued on reinvestment	3,595	46,801	10,275	141,081	10,504	147,672
Shares repurchased	(84,543)	(1,083,115)	(128,039)	(1,823,119)	(246,394)	(3,500,748)
Net decrease	(79,755)	$(1,020,827)	(94,881)	$(1,350,447)	(171,632)	$(2,434,534)

Class A2
Shares sold	7,921	$103,904	37,448	$537,242	136,747	$1,938,126
Shares issued on reinvestment	1,951	25,202	3,444	47,049	525	7,343
Shares repurchased	(23,860)	(304,353)	(24,464)	(347,301)	(29,815)	(418,810)
Net increase (decrease)	(13,988)	$(175,247)	16,428	$236,990	107,457	$1,526,659

Class C
Shares sold	438	$5,712	4,196	$59,084	18,879	$268,535
Shares issued on reinvestment	1,031	13,258	2,573	35,151	1,136	16,007
Shares repurchased	(29,454)	(371,196)	(19,960)	(285,378)	(59,333)	(834,453)
Net decrease	(27,985)	$(352,226)	(13,191)	$(191,143)	(39,318)	$(549,911)

Class I
Shares sold	9,792	$128,849	14,875	$214,417	79,090	$1,147,963
Shares issued on reinvestment	1,160	15,342	1,758	24,524	411	5,850
Shares repurchased	(12,233)	(160,385)	(10,276)	(146,316)	(60,938)	(863,852)
Net increase (decrease)	(1,281)	$(16,194)	6,357	$92,625	18,563	$289,961

Class IS
Shares sold	1,227,307	$16,392,735	1,035,964	$14,523,798	1,438,874	$20,401,240
Shares issued on reinvestment	191,882	2,504,016	270,533	3,722,531	206,677	2,901,948
Shares repurchased	(252,792)	(3,331,332)	(813,426)	(11,674,025)	(956,672)	(13,605,396)
Net increase	1,166,397	$15,565,419	493,071	$6,572,304	688,879	$9,697,792

†	For the period December 1, 2013 through September 30, 2014.

QS Legg Mason Strategic Real Return Fund 2015 Semi-Annual Report	39

Board approval of management and subadvisory agreements (unaudited)

At its November 2014 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the Investment Management Agreement between the Manager and the controlled foreign corporation for the Fund (the “Investment Management Agreement”), the advisory agreement (the “Advisory Agreement”) between QS Legg Mason Global Asset Allocation, LLC (the “Adviser”) and the Manager, the subadvisory agreement among the Manager, the Adviser and Western Asset Management Company (“Western Asset”), the subadvisory agreement among the Manager, the Adviser and ClearBridge Advisors, LLC (“ClearBridge”), the subadvisory agreement among the Manager, the Adviser and QS Batterymarch Financial Management, Inc. (“Batterymarch”), the subadvisory agreement among the Manager, the Adviser, Western Asset and Western Asset Management Company Ltd. (“Western Japan”), the subadvisory agreement among the Manager, the Adviser, Western Asset and Western Asset Management Company Limited (“WAML”) and the subadvisory agreement between the Manager and Western Asset pursuant to which Western Asset provides day-to-day management of that portion of the Fund’s cash and short-term investments allocated to Western Asset under such subadvisory agreement. (Each subadvisory agreement is referred to as a “Subadvisory Agreement.”) Western Asset, ClearBridge, Batterymarch, Western Japan and WAML are each referred to herein as a “Subadviser.” (The Management Agreement, Investment Management Agreement, the Advisory Agreement and the Subadvisory Agreements are collectively referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 9, 2014, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager to assist the Board, and in particular the Independent Trustees, in considering continuation of the Agreements. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Board, including the Independent Trustees, at its November 2014 meeting, reviewed and evaluated supplemental materials provided to assist the Board in considering continuation of the Agreements. The Independent Trustees further discussed continuation of the Agreements in an executive session with independent legal counsel on November 6, 2014.

In voting to approve continuation of the Agreements, the Board, including the Independent Trustees, considered whether continuation of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement, the Advisory Agreement and each Subadvisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interests of the Fund and its shareholders to approve continuation of the Agreements.

40	QS Legg Mason Strategic Real Return Fund

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager, the Adviser and each Subadviser under the Management and Investment Management, Advisory and Subadvisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser and Subadvisers. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and Subadvisers, as applicable, and the Fund’s other service providers and the services rendered by the Adviser and the Subadvisers. The Board also took into consideration the acquisition by Legg Mason, Inc. of QS Investors, LLC (“QS”) in May 2014 and the integration of the Adviser and QS staffs that followed, and the added resources this brought to management of the Fund. The Board’s evaluation of the services provided by the Manager, the Adviser and the Subadvisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Adviser and the Subadvisers, and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the Adviser’s portfolio management team primarily responsible for the strategic oversight of the Fund, noting that the portfolio management team changed as of May 30, 2014. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial strength of the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager, the Adviser and the Subadvisers and the oversight provided by the Manager and/or the Adviser, as applicable. The Board also considered the Adviser’s and the Subadvisers’ brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to the Fund’s designated benchmark. In addition, the trustees noted that they had also received and discussed at periodic intervals information comparing the Fund’s performance to that of its peer group and benchmark and had met with the Fund’s portfolio managers at in-person meetings during the year.

QS Legg Mason Strategic Real Return Fund	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

With respect to the Lipper information, the Board noted that the performance for the Class A Shares for the one-year period ended June 30, 2014 was above median, ranking in the third quartile, and that the Fund’s Class A Shares ranked in the fourth quintile for the three-year period ended June 30, 2014. The Board considered the analysis provided by the Adviser of the reasons for the underperformance of the Fund during the three-year period. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that, with respect to these factors, it was in the best interests of the Fund to approve continuation of the Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management, advisory and subadvisory services provided by the Manager, the Adviser and the Subadvisers, respectively. The Board noted that the Manager or Western Asset, and not the Fund, pays the fee to the Adviser and the Subadvisers. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived by the Manager which partially reduced the management fee owed to the Manager under the Management Agreement) (the “Actual Management Fee”).

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, sets out the range of fees based on asset classes. The Board noted that the Manager, the Adviser and the Subadvisers do not manage other client accounts in the same asset class, including subadvisory relationships with unaffiliated registered investment companies.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that the Actual and Contractual Management Fees were lower than median (third quintile) and that actual total expenses for the Class IS Shares were the same as the Lipper expense group median and lower than the expense universe average.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2014 and 2013, which corresponds to Legg Mason’s fiscal year end. The Trustees considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Given the asset size of

42	QS Legg Mason Strategic Real Return Fund

the Fund and the complex, as well as the Contractual Management Fee, the Board concluded that although there were no currently existing breakpoints, any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding amounts received by the Fund’s distributor and intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interests of the Fund.

QS Legg Mason Strategic Real Return Fund	43

QS Legg Mason

Strategic Real Return Fund

Trustees

Kenneth D. Fuller

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Legg Mason Global Asset Allocation, LLC

Subadvisers

QS Batterymarch Financial Management, Inc.

ClearBridge Investments, LLC

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Legg Mason Strategic Real Return Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Legg Mason Strategic Real Return Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Legg Mason Strategic Real Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012787 5/15 SR15-2482

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 22, 2015